STATEMENT OF ADDITIONAL INFORMATION
AMERICAN BEACON FUNDSSM
(formerly known as the American AAdvantage Funds)
MONEY MARKET FUND
– BBH ComSet Class –
March 1, 2008
As Supplemented on May 2, 2008
     This Statement of Additional Information (“SAI”) should be read in conjunction with a BBH ComSet Class prospectus dated March 1, 2008, as supplemented, (individually, a “Prospectus”), copies of which may be obtained without charge by calling (800) 658-5811 or by visiting www.americanbeaconfunds.com. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.
     The American Beacon Money Market Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2007 and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI. To request an Annual Report free of charge, please call (800) 658-5811.
TABLE OF CONTENTS

Organization and History of the Fund	1
Non-Principal Investment Strategies and Risks	2
Investment Restrictions	3
Disclosure of Portfolio Holdings	4
Trustees and Officers of the Trust and the Master Trust	5
Code of Ethics	9
Proxy Voting Policies	9
Control Persons and 5% Shareholders	9
Management and Administrative Services	10
Other Service Providers	11
Portfolio Securities Transactions	11
Redemptions in Kind	11
Net Asset Value	11
Tax Information	12
Description of the Trust	13
Financial Statements	13
Other Information	13
Appendix A: Proxy Voting Policy and Procedures for the Trusts	A-1
ORGANIZATION AND HISTORY OF THE FUND
     The American Beacon Money Market Fund (the “Fund”) is a separate investment portfolio of the American Beacon Funds (the “Trust”). The Trust is a no-load, open-end, diversified management investment company. The Trust was organized as a Massachusetts business trust on January 16, 1987. The Fund constitutes a separate investment portfolio with a distinct purpose and strategy and consists of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates only to the BBH ComSet Class of the Fund.
     The Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio with a similar name and an identical investment objective. The Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio (the “Portfolio”) of the American Beacon Master Trust (the “Master Trust”), a separate investment company managed by American Beacon Advisors, Inc. (the “Manager”).

     Effective March 1, 2005, the names of the Fund, the Trust, the Master Trust, and the Manager changed. The former and current names of each are listed below.

Name Prior to March 1, 2005	Name as of March 1, 2005
American AAdvantage Money Market Fund	American Beacon Money Market Fund
American AAdvantage Funds	American Beacon Funds
AMR Investment Services Trust	American Beacon Master Trust
AMR Investment Services, Inc.	American Beacon Advisors, Inc.
NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS
The Fund may:
1. Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.
2. Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or exemptive relief granted by the Securities and Exchange Commission (“SEC”).
3. Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law. The Manager receives compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation depends on the income generated by the loan of the securities. The Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. The Fund does not currently engage in securities lending nor does the Manager anticipate that it will do so in the near future.
4. Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.
5. Purchase securities in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“1933 Act”), and resold to qualified institutional buyers under Rule 144A under the 1933 Act (“Section 4(2) securities”). The Fund will not invest more than 10% of its net assets in Section 4(2) securities and illiquid securities unless the Manager determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Master Trust Board of Trustees (“Master Trust Board”), that any Section 4(2) securities held by the Fund in excess of this level are at all times liquid.

INVESTMENT RESTRICTIONS
     The Fund has the following fundamental investment policy that enables it to invest in its corresponding Portfolio of the Master Trust:
Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.
     All other fundamental and non-fundamental investment policies of the Fund and the Portfolio are identical. Therefore, although the following discusses the investment policies of the Portfolio and the Master Trust Board, it applies equally to the Fund and the Trust’s Board of Trustees (the “Board”).
     In addition to the investment objective noted in the Prospectus, the following nine restrictions have been adopted by the Portfolio and may be changed only by the majority vote of the Portfolio’s outstanding interests. “Majority of the outstanding voting securities” under the 1940 Act, and as used herein means, with respect to the Portfolio, the lesser of (a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders’ meeting or (b) more than 50% of the interests of the Portfolio. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund’s votes representing the Fund’s shareholders not voting will be voted by the Board in the same proportion as those Fund shareholders who do, in fact, vote.
     The Portfolio of may not:
1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.
2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).
3. Engage in the business of underwriting securities issued by others except to the extent that, in connection with the disposition of securities, the Portfolio may be deemed an underwriter under federal securities law.
4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Portfolio’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.
5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.
6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.
7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Portfolio’s total assets.
8. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry (except as described below) provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.
The Portfolio will invest more than 25% of its total assets in the securities of financial services companies. For this purpose, financial services companies include banks, broker-dealers, finance companies, and other issuer of asset-backed securities. Finance companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance).
     The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.
     The following non-fundamental investment restrictions apply to the Fund and Portfolio and may be changed with respect to the Fund by a vote of a majority of the Board or, with respect to the Portfolio, by a vote of a majority of the Master Trust Board. Neither the Fund nor Portfolio may:
1. Invest more than 10% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or
2. Purchase securities on margin or effect short sales (except that the Portfolio may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities).
     The Fund and Portfolio may invest up to 10% of their total assets in the securities of other investment companies to the extent permitted by law. In addition, pursuant to exemptive relief granted by the SEC, the Fund or the Portfolio may invest up to 25% of its total assets in the aggregate of the Municipal Money Market Portfolio and U.S. Government Money Market Portfolio of the Master Trust. The Fund or Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.
DISCLOSURE OF PORTFOLIO HOLDINGS
     The Portfolio publicly discloses portfolio holdings information as follows:
1.	a complete list of holdings for the Portfolio on an annual and semi-annual basis in the reports to shareholders and in publicly available filings of Form N-CSR with the SEC within sixty days of the end of each fiscal semi-annual period;

2.	a complete list of holdings for the Portfolio as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;

3.	a complete list of holdings for the Portfolio as of the end of each month on the Fund’s website (www.americanbeaconfunds.com) approximately thirty days after the end of the month; and

4.	ten largest holdings for the Portfolio as of the end of each calendar quarter on the Fund’s website (www.americanbeaconfunds.com) and in sales materials approximately thirty days after the end of the calendar quarter.

     Occasionally, certain interested parties – including individual investors, institutional investors, intermediaries that distribute shares of the Fund, third-party service providers, rating and ranking organizations, and others – may request portfolio holdings information that has not yet been publicly disclosed by the Portfolio. The Fund and Portfolio have adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the “Holdings Policy”). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. The Manager has determined that selective disclosure of nonpublic holdings information for the Portfolio does not pose a significant risk of harm to Fund shareholders. Because of the nature of money market securities, interested parties could not utilize holdings information to trade in a manner harmful to the Portfolio, the Fund and their shareholders. Therefore, selective disclosure of holdings information for the Portfolio is not restricted by the Holdings Policy. However, there may be certain situations in which disclosure of Portfolio holdings would not be in the best interests of Fund shareholders. Therefore, the Manager may at its discretion place restrictions on the disclosure of holdings for the Portfolio under certain circumstances.
Third Party Service Providers. The Portfolio has ongoing arrangements with a variety of third party service providers that require access to Portfolio holdings to provide services necessary to the Portfolio’s and Fund’s operations (“service providers”). These service providers routinely receive complete portfolio holdings information prior to the public disclosure of such information. The Portfolio has determined that selective and complete disclosure of holdings information to the following categories of service providers fulfills a legitimate business purpose and is in the best interest of shareholders: custodian and sub-custodian banks, auditors, securities lending agents, pricing services, consultants, financial intermediaries, the distributor and Fund counsel. The service providers have a duty to keep the Portfolio’s nonpublic information confidential either through written contractual arrangements with the Portfolio, the Fund or the Manager or by the nature of their role with respect to the Portfolio and Fund.
     Certain third parties are provided with non-public information on particular holdings (not a complete list). These third parties include: broker-dealers, borrowers of the Fund’s portfolio securities, and issuers (or their agents). Broker-dealers utilized by the Fund and Portfolio in the process of purchasing and selling portfolio securities receive limited holdings information on a current basis with no lag. Potential borrowers of the Fund’s securities receive information pertaining to the Fund’s securities available for loan. Such information is provided on a current basis with no lag. From time to time, an issuer (or its agent) may contact the Fund and Portfolio requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Fund and Portfolio do not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Fund and Portfolio would not continue to utilize a third party that the Manager determined to have misused non-public holdings information.
     Rating and Ranking Organizations. The Portfolio has ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Fund. The Portfolio has determined that selective and complete disclosure of holdings information to rating and ranking organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds. The Portfolio has arrangements with the following rating and ranking organizations for periodic disclosure of holdings and other related portfolio information:

Bloomberg	Morningstar
Lipper/Reuters	Standard & Poor’s Ratings Services
Moody’s Investors Service	Thomson Financial Research
     The rating and ranking organizations receiving holdings information prior to disclosure on the Fund’s website have provided written assurances that they will keep the information confidential and will not trade based on the information. For those rating and ranking organizations that have not provided such assurances, the Portfolio withholds disclosure of holdings information until the day following disclosure on the Fund’s website.
TRUSTEES AND OFFICERS OF THE TRUST AND THE MASTER TRUST
     The Board and the Master Trust Board provide broad supervision over the affairs of the Trust and the Master Trust (individually, a “Trust” and collectively, the “Trusts”). The Manager is responsible for the management and the administration of each Trust’s assets, and each Trust’s officers are responsible for the respective Trust’s operations. The Trustees and officers of the Trust and the Master Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-three funds in the fund complex that includes the Trust, the Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds.

Position, Term of Office
	and Length of Time	Principal Occupation(s) During Past 5 Years
Name, Age and Address	Served with each Trust	and Current Directorships
INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (71)	Trustee since 1996	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-Present); Trustee, CenterPoint Properties (1994-2006); Member, Board of Trustees, Southern Methodist University; Member, Board of Visitors, The University of Texas M.D. Anderson Cancer Center; Member, Board of Visitors, Zale Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present).

Position, Term of
	Office and Length of Time	Principal Occupation(s) During Past 5 Years
Name, Age and Address	Served with each Trust	and Current Directorships
NON-INTERESTED TRUSTEES

Term
Lifetime of Trust until removal, resignation or retirement*
W. Humphrey Bogart (63)	Trustee since 2004	Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); Board Member, Baylor University Medical Center Foundation (1992-2004); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

Brenda A. Cline (47)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999-2007); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

Richard A. Massman (64)	Trustee since 2004 Chairman since 2008	Senior Vice President and General Counsel, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (1994-Present); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

Stephen D. O’Sullivan (72)	Trustee of the Trust since 1987 and the Master Trust since 1995	Consultant (1994-Present); Trustee, American Beacon Mileage Funds (1995-Present); Trustee, American Beacon Select Funds (1999-Present);

R. Gerald Turner (62) 225 Perkins Admin. Bldg. Southern Methodist University Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-Present); Trustee, American Beacon Select Funds (2001-Present).

Position, Term of Office
	and Length of Time	Principal Occupation(s) During Past 5 Years
Name, Age and Address	Served with each Trust	and Current Directorships
OFFICERS
Term
One Year

William F. Quinn (60)	Executive Vice President since 2007 Trustee of the Trust from 1987 to 2008 and the Master Trust from 1995 to 2008 President of the Trust from 1987 to 2007 and the Master Trust from 1995 to 2007	Chairman (2006-Present), CEO (2006-2007), President (1986-2006), Director (2003-Present). American Beacon Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-Present); Director, Crescent Real Estate Equities, Inc. (1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member of Advisory Board, Southern Methodist University Cox School of Business (1999-2002); Member of Pension Managers Advisory Committee, New York Stock Exchange (1997-1998, 2000-2002, 2006-Present); Vice Chairman (2004-2007) and Chairman (2007-Present), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); Trustee (1995-Present) and President (1995-2007), American Beacon Mileage Funds; Trustee (1999-Present) and President (1999-2007), American Beacon Select Funds; Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-Present).

Rosemary K. Behan (49)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Enforcement Attorney (2002-2004) and Branch Chief (2000-2002), Securities and Exchange Commission.

Brian E. Brett (47)	VP since 2004	Vice President, Director of Sales and Marketing, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment advisor) (1996-2004).

Wyatt Crumpler (41)	VP since 2007	Vice President, Trust Investments, American Beacon Advisors, Inc. (2007-Present); Managing Director of Corporate Accounting, (2004-2007); Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Michael W. Fields (54)	VP since 1989	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-Present).

Rebecca L. Harris (41)	Treasurer since 1995	Vice President, Finance, American Beacon Advisors, Inc. (1995-Present).

Christina E. Sears (36)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, with the exception of Mr. O’Sullivan.

**	Mr. Feld is deemed to be an “interested person” of the Beacon Trust, Mileage Trust and Master Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub- advisors.

     The Trusts have an Audit and Compliance Committee (“Audit Committee”), consisting of Ms. Cline, and Mr. O’Sullivan. None of the members of the committee are “interested persons” of the Trusts, as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trusts’ Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trusts and the Fund and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trusts’ financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trusts’ independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trusts’ independent auditors; (d) to oversee the Trusts’ compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trusts’ compliance policies and procedures (“Compliance Program”); and (e) to coordinate the Board’s oversight of the Trusts’ Chief Compliance Officer in connection with his or her implementation of the Trusts’ Compliance Program. The Audit and Compliance Committee met four times during the fiscal year ended December 31, 2007.

     The Trusts have a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Feld and Turner. As set forth in its charter, the Nominating Committee’s primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Fund. The Nominating and Governance Committee met three times during the fiscal year ended December 31, 2007.
     The Trusts have an Investment Committee that is comprised of Messrs. Bogart and Massman. As set forth in its charter, the Investment Committee’s primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and any designated sub-advisors to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met four times during the fiscal year ended December 31, 2007.
     The Trustees who owned shares of the Fund are listed in the following table with the dollar range of their ownership in the Fund, the Trust and in all registered investment companies overseen by the director within the same as a whole as of the calendar year ended December 31, 2007.

INTERESTED
	Herring*	Quinn*	Feld
Money Market	None	None	None
Trust on an Aggregate Basis	Over $100,000	Over $100,000	Over $100,000

*	Messrs. Herring and Quinn resigned as Trustees of all Trusts as of April 15, 2008.

NON-INTERESTED
	Bogart	Cline	Massman	O’Sullivan	Turner	Youngblood*
Money Market	Over $100,000	None	None	None	None	None
Trust on an Aggregate Basis	Over $100,000	$50,001-$100,000	Over $100,000	Over $100,000	Over $100,000	$1 - $10,000

*	Mr. Youngblood resigned as a Trustee of all Trusts as of April 15, 2008.
     As compensation for their service to the Trusts, the American Beacon Mileage Funds (the “Mileage Funds”), and the American Beacon Select Funds (the “Select Funds”), Mr. Feld and the non-interested Trustees (other than Mr. O’Sullivan) receive:
•	free air travel from American Airlines, Inc., an affiliate of the Manager (free travel also applies to Trustee’s spouse);

•	reimbursement equal to the income tax on the value of the free air travel;

•	cash payment for the amount that a Trustee’s annual flight service charges and income tax reimbursements are below $40,000 (effective January 1, 2006);

•	$1,000 for each Board meeting attended (effective January 1, 2005); and

•	$1,000 for each Committee meeting attended (effective January 1, 2005).
Mr. O’Sullivan, as a retiree of American Airlines, Inc., already receives flight benefits. Mr. O’Sullivan receives an annual retainer of $40,000, plus $1,000 for each Board meeting attended and $1,000 for each Committee meeting attended. Mr. Massman was elected as Chairman April 15, 2008. For his service as Chairman, Mr. Massman will receive an additional annual payment of $10,000. Trustees are also reimbursed for any expenses incurred in attending Board meetings. Total compensation (excluding reimbursements) is reflected in the following table for the fiscal year ended December 31, 2007. The compensation amounts below include the flight service charges paid by the Trusts to American Airlines, Inc.

	Aggregate	Pension or Retirement	Total Compensation From the
	Compensation	Benefits Accrued as Part	Trusts, Mileage Funds, and
Name of Trustee	From the Trust	of the Trust’s Expenses	Select Funds (23 Funds)
INTERESTED TRUSTEES
Douglas G. Herring*	$0	$0	$0
William F. Quinn*	$0	$0	$0
Alan D. Feld	$25,921	$0	$49,244

*	Messrs. Herring and Quinn resigned as Trustees of all Trusts as of April 15, 2008.

NON-INTERESTED TRUSTEES
W. Humphrey Bogart	$25,105	$0	$47,693
Brenda A. Cline	$27,118	$0	$51,519
Richard A. Massman	$26,591	$0	$50,517
Stephen D. O’Sullivan	$25,266	$0	$48,000
R. Gerald Turner	$26,475	$0	$50,297
Kneeland Youngblood*	$33,621	$0	$63,873

*	Mr. Youngblood resigned as Trustee of all Trusts as of April 15, 2008.
The Boards have adopted an Emeritus Trustee and Retirement Plan. The Plan provides that a Trustee who has reached the mandatory retirement age established by the Board (currently 72) is eligible to elect Trustee Emeritus status. Alternatively, a Trustee who has served on the Board of one or more Trusts for at least 5 years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status. A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds. Ben Fortson retired from the Trusts effective February 28, 2002 and currently serves as Trustee Emeritus to the Trusts. During the fiscal year ended December 31, 2007, Mr. Fortson did not utilize flight benefits and so no Trust compensation is reported.
     During the term that the Trustee Emeritus serves, each Trustee Emeritus and his or her spouse will receive American Airlines, Inc. annual flight benefits plus reimbursement to the Trustee Emeritus of any tax liability relating to such flights during the term that such person serves as a Trustee Emeritus. Such flight benefits, including the taxes that are payable with respect to such benefits, shall not exceed a maximum annual value to the Trustee Emeritus of $40,000.
CODE OF ETHICS
     The Manager and the Trusts have each adopted a Code of Ethics (“Code”) under Rule 17j-1 of the 1940 Act. Each Code significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase or sale by any Fund. In addition, each Code requires employees to report trades in shares of the Trusts. Each Code is on public file with, and may be obtained from, the SEC.
PROXY VOTING POLICIES
     From time to time, the Fund may own a security whose issuer solicits a proxy vote on certain matters. The Trusts have adopted a Proxy Voting Policy and Procedures (the “Policy”) that sets forth guidelines and procedures designed to ensure that the Manager votes such proxies in the best interests of Fund shareholders. The Policy includes procedures to address potential conflicts of interest between the Fund’s shareholders and the Manager or its affiliates. Please see Appendix A for a copy of the Policy. The Fund’s proxy voting record for annual periods ended June 30 will be available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC’s website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC’s website.
CONTROL PERSONS AND 5% SHAREHOLDERS
     Set forth below are the entities or persons that owned more than 5% of the outstanding shares of the Fund or Class as of January 31, 2008, including classes of shares not included in this SAI. Entities or persons owning more than 25% of the outstanding shares of the Fund may be deemed to control the Fund. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or large redemptions by a control person could cause the Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses. All Trustees and officers as a group own less than 1% of the outstanding shares of the Fund.

	Total		BBH
	Fund		Class
Brown Brothers Harriman & Co.*	54	%*	100%*
140 Broadway New York, NY 10005-1108

Union Bank TR Nominee**	11	**
P.O. Box 85484 San Diego, CA 92186-5484

Goldman Sachs Global Cash Services**	18	%**
71 South Wacker Drive, Suite 500 Chicago, IL 60606-4637

*	Denotes custodian/record owner of Fund shares only

*	Denotes record owner of Fund shares only

MANAGEMENT AND ADMINISTRATIVE SERVICES
     The Manager is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and is paid a management fee as compensation for paying investment advisory fees and for providing the Trusts with advisory and asset allocation services. Pursuant to management and administrative services agreements, the Manager provides the Trusts with office space, office equipment and personnel necessary to manage and administer the Trusts’ operations. This includes:
•	complying with reporting requirements;

•	corresponding with shareholders;

•	maintaining internal bookkeeping, accounting and auditing services and records; and

•	supervising the provision of services to the Trusts by third parties.
     The Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund’s tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of non-interested Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by investment advisors to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the investment advisors; and any extraordinary expenses of a nonrecurring nature.
     As compensation for providing management services, the Portfolio pays the Manager an annualized advisory fee that is calculated and accrued daily, equal to 0.10% of its net assets. The following amounts represent management fees paid to the Manager based on total Portfolio assets, including funds and classes of shares not included in this SAI. Management fees for the fiscal years ended December 31, 2005, 2006 and 2007 were approximately $6,807,000, $10,562,000 and $15,926,000. Because the Portfolio is advised solely by the Manager, the Manager retained this entire amount. No management fees were waived by the Manager in relation to the Portfolio.
     The BBH ComSet Class of the Fund has adopted an Administrative Services Plan (the “Plan”). The Plan provides that the Fund’s BBH ComSet Class will pay 0.08% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of BBH ComSet Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of the Fund’s “Other Expenses” in the Table of Fees and Expenses in the BBH ComSet Class Prospectus, will be payable monthly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Plan. The primary expenses expected to be incurred under the Plan are shareholder servicing and recordkeeping fees paid to Brown Brothers Harriman (“BBH”). BBH may make payments out of its own resources to an eligible institution or financial intermediary as compensation for certain recordkeeping, administrative and other shareholder services provided by such eligible institution or financial intermediary to those of its clients that are shareholders of the Fund. These payments may create an incentive for such eligible institution or financial intermediary to recommend or sell shares of the Fund to you.
     The Manager may contractually agree from time to time to waive fees and/or reimburse expenses for the BBH ComSet Class of the Fund in order to maintain a competitive expense ratio. In July of 2003, the Board and the Master Trust Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.
     Foreside Fund Services, LLC, located at Two Portland Square, 1st Floor, Portland, Maine 04101, is the distributor and principal underwriter of the Fund’s shares and, as such, receives a fee from the Manager for distributing shares of the Trust, the Mileage Funds, and the Select Funds.
OTHER SERVICE PROVIDERS
     The transfer agent for the Trust is State Street Bank and Trust Company (“State Street”), located in Boston, Massachusetts, who provides transfer agency services to Fund shareholders through its affiliate Boston Financial Data Services, located in Kansas City, Missouri. State Street also serves as custodian for the Portfolio and the Fund. The independent registered public accounting firm for the Trusts is Ernst & Young LLP, located in Dallas, Texas.
PORTFOLIO SECURITIES TRANSACTIONS
     In selecting brokers or dealers to execute particular transactions, the Manager is authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine the Fund or Portfolio’s net asset value), and other information provided to the Fund, Portfolio, or the Manager, provided, however, that the Manager determines that it has received the best net price and execution available. The Trusts do not allow the Manager or sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers.
REDEMPTIONS IN KIND
     Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transaction costs.
NET ASSET VALUE
     It is the policy of the Fund to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by the Portfolio are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires the Portfolio to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar-weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Master Trust Board to be of high quality with minimal credit risks. The Portfolio may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by two nationally recognized statistical rating organizations (“Rating Organizations”), such as “P-1” by Moody’s Investors Service, Inc. (“Moody’s”) and “F-1” by Fitch Ratings, and have received the next highest short-term rating by other Rating Organizations, such as “A-2” by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and “P-2” by Moody’s. See “Ratings of Short-Term Obligations” for further information concerning ratings.

TAX INFORMATION
Taxation of the Fund
     To continue to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Tax Code”), the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

°	Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock securities, foreign currencies or certain other income derived with respect to its business of investing in such stock, securities or currencies and (2) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”);

°	Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities and (2) not more than 25% of the value of its total assets is invested in (a) securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) securities of one or more QPTPs (“Diversification Requirement”); and

°	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income plus the excess (if any) of net short-term capital gain over net long-term capital loss) and net tax exempt interest (“Distribution Requirement”).

     The Fund, as an investor in the Portfolio, is deemed to own a proportionate share of the Portfolio’s assets and to earn the income on that share for purposes of determining whether the Fund satisfies the Income and Diversification Requirements. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions as taxable dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” would be taxable at the rate for net capital gain (a maximum of 15% through 2010). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
     The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Taxation of the Portfolio
     The Portfolio is classified as a separate partnership for federal tax purposes that is not a “publicly traded partnership” treated as a corporation. As a result, the Portfolio is not subject to federal income tax; instead, each investor in the Portfolio, such as the Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio’s income, gains, losses, deductions, and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.
     Because the Fund is deemed to own a proportionate share of the Portfolio’s assets and to earn a proportionate share of the Portfolio’s income for purposes of determining whether the Fund satisfies the requirements to continue to qualify as a RIC, the Portfolio intends to conduct its operations so that the Fund will be able to satisfy all those requirements.
     Distributions to the Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund’s recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund’s basis in its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund’s entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund’s basis in its interest in the Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund’s share of the Portfolio’s net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund’s share of the Portfolio’s losses.
Taxation of the Fund’s Shareholders
     Dividends or other distributions the Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reported by, and taxed to, those shareholders for the taxable year in which that December 31 falls.
     If Fund shares are sold or exchanged at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.
     The foregoing is only a summary of some of the important federal tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.
DESCRIPTION OF THE TRUST
          The Trust, organized on January 16, 1987, is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.
FINANCIAL STATEMENTS
          The audited financial statements of the Fund and the Portfolio, including the reports of the independent registered public accounting firm, Ernst & Young LLP, are incorporated by reference to the American Beacon Funds’ Annual Report to Shareholders for the period ended December 31, 2007.
OTHER INFORMATION
     Asset-Backed Securities — Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit -card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Portfolio is permitted to invest in asset-backed securities, subject to the Portfolio’s rating and quality requirements.
     The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.
     Bank Deposit Notes-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.
     Bankers’ Acceptances-Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
     Callable Securities – A Portfolio may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Portfolio would lose the income that would have been earned to maturity on that security, and the proceeds received by the Portfolio may be invested in securities paying lower coupon rates. Thus, a Portfolio’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a Portfolio’s total return.
     Cash Equivalents-Cash equivalents include certificates of deposit, bearer deposit notes, bankers’ acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.
     Certificates of Deposit-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.
     Commercial Paper-Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
     Derivatives-Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some “derivatives” such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).
     Dollar Rolls-A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. The Portfolio maintains with the Custodian a segregated account containing high-grade liquid securities in an amount at least equal to the forward purchase obligation.
     Eurodollar and Yankeedollar obligations-Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

     Full Faith and Credit Obligations of the U.S. Government-Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.
     Illiquid Securities-Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.
     These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.
     In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Portfolio’s illiquidity. The Manager, acting under guidelines established by the Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.
     Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Portfolio might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Portfolio may get only limited information about an issuer, so it may be less able to predict a loss. The Portfolio also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
     Interfund Lending-Pursuant to an order issued by the SEC, the Fund may participate in a credit facility whereby it, under certain conditions, is permitted to lend money directly to other funds of the Trust for temporary purposes. The credit facility can provide a borrowing fund with significant savings at times when the cash position of a fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. When the funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.
     The credit facility will enhance the ability of the funds to earn higher rates of interest on their short-term lending.
     Loan Participation Interests-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.
     Loan Transactions-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.
     Securities loans will be made in accordance with the following conditions: (1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Portfolio must be able to terminate the loan after notice, at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Master Trust Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Master Trust Board to vote proxies.
     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Master Trust Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. Such loan transactions are referred to in this Statement of Additional Information as “qualified” loan transactions.
     The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Master Trust Board.
     Mortgage-Backed Securities-Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.
     Collateralized Mortgage Obligations (“CMOs”)-CMOs and interests in real estate mortgage investment conduits (“REMICs”) are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.
     Mortgage Pass-Through Securities-Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). They are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.
Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government, as in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”), or guaranteed by agencies or instrumentalities of the U.S. government, as in the case of securities guaranteed by the

Federal National Mortgage Association (FNMA) or the FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations.
Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.
     (1) GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”)-GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the “modified pass-through” mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.
     (2) FHLMC Mortgage Participation Certificates (“Freddie Macs”)-Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.
     (3) FNMA Guaranteed Mortgage Pass-Through Certificates (“Fannie Maes”)-Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.
     (4) Mortgage-Related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.
     Other Investment Company Securities — The Portfolio at times may invest in shares of other investment companies, including other investment companies of the Trust. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Portfolio becomes a shareholder of that investment company. As a result, Portfolio shareholders indirectly will bear the Portfolio’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Portfolio shareholders directly bear in connection with the Portfolio’s own operations. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

     Ratings of Long-Term Obligations-The Portfolio utilizes ratings provided by the following Rating Organizations in order to determine eligibility of long-term obligations.
     The two highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa and Aa. Obligations rated Aaa are judged by Moody’s to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody’s states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Moody’s also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.
     The two highest Standard & Poor’s ratings for long-term obligations are AAA and AA. Obligations rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
     The two highest ratings for long-term obligations by Fitch Ratings are AAA and AA. Obligations rated AAA have the lowest expectation of credit risk. An AAA rating is assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA have a very low expectation of credit risk. They are deemed to have a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     The two highest ratings for long-term obligations by Dominion Bond Rating Service Limited (“DBRS”) are AAA and AA. Obligations rated AAA have the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Obligations rated AA are of superior credit quality, and protection of interest and principal is considered high. Entities rated AA are also considered unlikely to be significantly affected by reasonably foreseeable events.
     Standard & Poor’s and Fitch apply indicators (such as “+” and ”-”) and DBRS adds “high” or “low” to indicate relative standing within the major rating categories (except AAA). A rating without one of these indicators falls within the middle of the category.
     Ratings of Short-Term Obligations-The rating P-1 is the highest short-term rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.
     Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor’s have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer’s short-term obligation is rated A-1, A-2, or A-3.
     Fitch Ratings’ short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. Obligations rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

     Commercial paper and short-term debt considered to be prime credit quality by DBRS is rated R-1. Obligations of the highest credit quality are rated R-1 (high). These are entities possessing unquestioned ability to repay current liabilities as they fall due and maintaining strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Obligations rated R-1 (middle) are of superior credit quality and, in most cases, differ from R-1 (high) credits to only a small degree. Of satisfactory credit quality are obligations rated R-1 (low). For these entities, the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher-rating categories, but these considerations are still respectable.
     Repurchase Agreements-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., the Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement. Repurchase agreements generally are for a short period of time, usually less than a week.
     The Portfolio may enter into repurchase agreements with any bank that is a member of the Federal Reserve System or registered broker-dealer who, in the opinion of the Manager, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the Master Trust Board.
The Portfolio may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the Master Trust Board during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.
     In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, the Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case the Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.
     Reverse Repurchase Agreements-The Portfolio may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolio intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment advisor possessing investment authority. At the time the Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.
     Section 4(2) Securities-Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Portfolio, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity.
     The Master Trust Board and the Manager will carefully monitor the Portfolio’s investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing the Portfolio’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

     Terrorism Risks- Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect the Fund’s and Portfolio’s service providers and operations.
     U.S. Government Securities-U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government Securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.
     U.S. Treasury Obligations-U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury; Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS; and inflation-indexed securities. Although U.S. Treasury securities carry little principal risk if held to maturity, the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates.
     Variable or Floating Rate Obligations-A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.
     Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:
     (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by the Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.
     (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by the Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.
     (3) A variable rate obligation that is subject to a demand feature will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.
     (4) A floating rate obligation that is subject to a demand feature will be deemed by the Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.
     As used above, an obligation is “subject to a demand feature” when the Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days’ notice or at specified intervals not exceeding one year and upon no more than 30 days’ notice.
     When-Issued and Forward Commitment Transactions-These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. These transactions enable the Portfolio to “lock-in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Portfolio might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Portfolio might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Portfolio may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued (generally one to two months later). The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to the Portfolio until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.
     The Portfolio maintains with the Custodian a segregated account containing high-grade liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

APPENDIX A
PROXY VOTING POLICY AND PROCEDURES FOR THE TRUSTS
AMERICAN BEACON MASTER TRUST
AMERICAN BEACON FUNDS
AMERICAN BEACON MILEAGE FUNDS
AMERICAN BEACON SELECT FUNDS
PROXY VOTING POLICY AND PROCEDURES
Last Amended March 8, 2007
Preface
     Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of interest holders of the American Beacon Master Trust and shareholders of the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Funds”). Therefore, these Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.
     The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager has retained a proxy voting consultant (the “Consultant”) to provide assistance regarding the objective review and voting of proxies on any assets held by the Funds that invest primarily in the securities of domestic U.S. issuers (the “Domestic Funds”), consistent with the Policy. The Policy sets forth the policies and procedures the Manager employs when voting proxies for the Domestic Funds, including the role of their investment subadvisers (the “Subadvisers”). Proxy voting for the Funds that invest primarily in the securities of foreign issuers (the “International Funds”) has been delegated by the International Funds’ Boards of Trustees to the subadvisers for those funds (“International Subadvisers”). For the securities held in their respective portion of each International Fund, the International Subadvisers make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the International Funds and approved by their Boards of Trustees. The Policy includes the procedures that the Manager performs to monitor proxy voting by the International Subadvisers.
     For all of the Funds, the Manager seeks to ensure that proxies are voted in the best interests of Fund interest holders and shareholders (collectively, “shareholders”). For certain proxy proposals, the interests of the Manager and/or its affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill its fiduciary responsibility to shareholders in these circumstances, the Policy includes procedures established by the Manager for voting proxy proposals that potentially present a conflict of interests.
Domestic Funds – Procedures
     1. Voting –The Consultant has been instructed by the Manager to vote proxies in accordance with the Policy, unless it is notified to vote otherwise by the Manager in writing. The Manager may decide to instruct the Consultant to vote in a manner different than specified by the Policy if it determines that such a variance from the Policy would be in the best interests of Fund shareholders. In making such a determination, the Manager will conduct its analysis of the proxy proposal, which may include, among other things, discussing the issue with Subadvisers holding the security to determine their recommended voting position.
          Except as otherwise noted, items to be evaluated on a case-by-case basis and proposals not contemplated by the Policy will be assessed by the Manager. In these situations, the Manager will use its judgment in directing the Consultant to vote in the best interest of the Funds’ shareholders and will propose changes to the Policy when appropriate.
     2. Conflicts of Interest – The Manager maintains a list by Fund of all affiliated persons, including the Manager and its affiliates, the Subadvisers and their affiliates as well as the Funds’ distributor and its affiliates. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, a Subadviser, the distributor or any of their affiliates and b) Fund shareholders. The Manager will monitor the Fund’s holdings against the list of affiliated persons and will conduct an analysis based upon the following procedures to resolve these known potential conflicts as well as any unforeseen conflicts.

APPENDIX A
          a. Proxies for Affiliated Funds – Each Fund has the ability to invest in the shares of any of the Money Market Funds. For example, the High Yield Bond Fund may purchase shares of the Money Market Fund. If the Money Market Fund issues a proxy for which the High Yield Bond Fund is entitled to vote, the Manager’s interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will instruct the Consultant to vote in accordance with the Board of Trustees’ recommendations in the proxy statement.
          b. Business / Personal Connections of the Manager – The Manager is a wholly owned subsidiary of AMR Corporation, which is a publicly owned corporation and the parent company of American Airlines, Inc. To avoid the appearance of any conflict of interests, the Funds are expressly prohibited from investing in the securities of AMR Corporation or any other airline company.
          The Manager could have an advisory client that issues a proxy or promotes a proxy proposal for which a Fund is entitled to vote. By taking a particular voting position on the proxy, it could be perceived by Fund shareholders that the Manager is favoring the advisory client over Fund shareholders in order to avoid harming its relationship with the advisory client. If the Manager is asked to render a decision regarding a proxy proposal issued or promoted by one of its advisory clients, the Manager will refer that proposal to the applicable Fund’s Board of Trustees, who will decide the Fund’s voting position after consultation with the Manager.
          In the event that a principal officer of the Manager has a personal relationship or connection with an issuer or proponent of a proxy proposal being considered by the Manager, the voting matter will be discussed with the applicable Fund’s Board of Trustees, who will decide the Fund’s voting position after consultation with the Manager.
          If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the Manager will refer that proposal to the applicable Fund’s Board of Trustees, who will decide the Fund’s voting position after consultation with the Manager.
          c. Business / Personal Connections of the Subadvisers – Each Subadviser (and its affiliates) is considered an affiliate of the portion of the Fund it manages. When the Manager receives input regarding a voting recommendation from a Subadviser, the Manager will request the Subadviser’s disclosure of any business or personal relationships or connections that the Subadviser itself or its principals may have with the proxy issuer or any proponent of the proxy proposal. If the Subadviser’s disclosure reveals any potential conflicts of interest, the Manager will not rely on the Subadviser’s recommendation regarding the proxy proposal.
     3. Securities on Loan – The Consultant will notify the Manager before the record date about the occurrence of a future shareholder meeting. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of voting such shares in accordance with the Policy, based on factors including the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.
       Domestic Funds – Policies
     1. Routine Proposals – Routine proxy proposals are most commonly defined as those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. The proposals are consistent with industry standards as well as the corporate laws in the state of incorporation. Traditionally, these include:
A. Location of annual meeting
B. Employee stock purchase plan
C. Appointment of auditors
D. Corporate strategy
E. Director indemnification and liability protection
F.Reincorporation
     The Funds’ policy is to support management on these routine proposals.

APPENDIX A
     2. Social, Political and Environmental Proposals – Issues which can be characterized as non-financial or non-business issues involving social, political and environmental issues will result in voting to support management. Financial interests of the shareholders are the only consideration for proxy voting decisions.
     3. Shareholder Equality Proposals – Issues that do not discriminate against certain shareholders will be supported. Non-discriminatory proposals include:
          A. Anti-greenmail – Provisions that require that the price paid to the greenmailer must be extended to all shareholders of record will be supported.
          B. Fair price provisions – Provisions that guarantee an equal price to all shareholders will be supported.
     4. Non-routine proposals – Issues in this category are more likely to affect the structure and operation of the corporation and, therefore have a greater impact on the value of the shareholders’ investment. All situations will be viewed individually and independently with the focus on the financial interest of the shareholders.
     Various factors will contribute in the decision-making process assessing the financial interest of the shareholders. Consideration should be given first and foremost to the board of directors. The board of directors oversees the management of the company, makes decisions on the most important issues and is a representative of the shareholders. To the degree that the board is independent (defined as at least 75% of members are independent, having no personal or business relationship with management, as defined by the relevant exchange), capable and dedicated to the shareholders, support should be for the board’s recommendations.
     Management’s record, strategy and tenure will contribute in the decision-making process. The tendency will be to side with management if, in the past, it has shown the intent and ability to maximize shareholder wealth over the long term. Management will not be judged on a quarter-by-quarter basis, but judged on decisions that are consistent with the long-term interests of the shareholders of the company.
     The following are specific issues that directly impact the financial interest of the shareholders.
          A. Board of Directors
               a. Uncontested elections – The Funds will support management’s slate during uncontested elections if the board is independent. The company is the best judge of who is able and available to serve, and who will work well together.
               b. Contested elections – will be evaluated on a case-by-case basis. Both slates of candidates will be evaluated based on a thorough analysis of each contesting side.
               c. Independent compensation committee – an independent committee will best represent shareholder interests and guards against conflicts of interest in executive pay decisions. An independent or majority independent committee will have no financial interest in the outcome. The Funds will support proposals for independent compensation committees.
               d. Independent nominating committee – The Funds believe that independent directors selected by a committee of independent directors will be more likely to question the CEO’s business judgment. Therefore, the Funds will support proposals for independent nominating committees.
               e. Classified boards – A typical classified board is divided into 3 groups with one group standing for election every third year. The Funds believe that shareholders benefit from the structure as classified boards provide stability of leadership and continuity of management and policy that is crucial when evaluating company issues. Therefore, the Funds’ policy is to support classified boards.
               f. Cumulative voting – Under cumulative voting, shareholders are entitled to a number of votes equal to the number of board seats open for election, times the number of shares held. The votes can be cast for one nominee or apportion them, equally or not, amongst the nominees. The Funds believe that each director should act for the benefit of all shareholders and therefore should not be elected by a special group of shareholders. As a result, the Funds do not support cumulative voting. Directors have the fiduciary responsibility

APPENDIX A
to protect and enhance the interests of all shareholders. The potential disruption caused by a minority director with a special agenda is potentially damaging to a majority of shareholders. Directors should act in the benefit of the majority, not the minority.
               g. Independent boards – The Funds believe independent boards will permit clear and independent decision-making, benefiting shareholders’ long-term interests. Board members who are independent are more likely to protect shareholders’ interests than company executives or other insiders. An “independent director” is defined as an individual who has had no personal or business relationship with management, as defined by the relevant exchange. While the Funds’ policy is to generally support independent boards, there is no objection to including up to 25% of insiders or affiliated outsiders on the board. Inside directors have intimate knowledge of the company that will be beneficial during discussions of the company’s long-term prospects. If the board is less than 75% independent, the Funds will withhold their vote for non-CEO board members that are not independent.
               h. Separate chairman, CEO positions – Proponents contend that an individual with both positions is accountable to no one. The CEO is a management employee, responsible for day-to-day operations, implementing corporate strategy, and accountable to the board. The chairman is responsible for the overall direction of the company, protecting the shareholders’ interests, evaluating the performance of the CEO, and is accountable to the shareholders.
               Opponents contend it would dilute the power of the CEO to provide effective leadership, create a potential rivalry between the two positions leading to compromise rather than decisive action, insulate the CEO from being held accountable by the board if the chairman is overprotective, and finally, may cause confusion by having two public spokesmen. Despite the widespread use of this structure in Britain, it is relatively revolutionary in the U.S. If the board is independent, the Funds will support the company’s recommendation regarding separate chairman, CEO positions. Other situations will be evaluated on a case-by-case basis.
               i. Minimum director stock / fund ownership – proponents contend that a director’s interests will be more aligned with shareholders if the director has a personal stake in the company. Additionally, many companies are providing part of their compensation in the form of stock for directors.
               Opponents contend that minimum stock/fund ownership requirements will restrict the search to qualified, wealthy board candidates. This could eliminate other candidates who may not be able to pay the price of the required stock.
               The Funds will not support proposals for minimum director stock ownership.
               j. Majority vote to elect directors – Shareholder concern about director elections is an outgrowth of their concern about director accountability in the aftermath of corporate scandals. Opponents argue that because of the “holdover” provision applicable to most directors, a resignation policy could be more effective in actually effecting the removal of an unpopular director. Proponents maintain that a resignation policy approach still leaves such a director technically “elected” and puts the onus on other board members to take action against one of their colleagues.
               The Funds will support proposals for a majority vote requirement to elect directors.
               k. Increase/decrease size of board – The board and management are in the best position to determine the structure for the board. If the board is independent, the Funds will support proposals to increase or decrease the size of the board if the board will be comprised of at least 5 but no more than 20 members. Outside of this range, the Funds will vote against a change in the size of a board of directors.
               l. Limit number of boards served – The board and management are in the best position to determine the structure for the board. The Funds will not support proposals to limit the number of boards a director may serve on.
               m. Term limits – Opponents of term limits sustain that the board and management are in the best position to determine a workable, efficient structure for the board. Furthermore, shareholders may approve or disapprove of certain directors with their vote at annual meetings. The board should be free to identify the individuals who will best serve the shareholders. Supporters of term limits say that limiting the number of years that a director can serve on the board provides a built-in mechanism to force turnover. A structure that specifically

APPENDIX A
limits the period of time a director can serve provides opportunities for recruiting directors with new ideas and perspectives.
               The Funds will not support proposals to institute term limits.
          B. Executive / Director compensation
               a. Incentive/Stock option plans (establish, amend, add) – proponents contend that incentive/stock option plans are designed to attract, hold and motivate management. Shareholders generally favor these plans, as top managers should have a stake in their company that ties compensation to performance. By aligning management’s interests with shareholders toward a goal of increasing shareholder value, better returns usually result.
               Opponents contend that incentive/stock option plans may dilute the shareholders’ claim on profits and assets and may lead to a shift in the balance of voting control. Additionally, easily attainable incentive goals may not provide the necessary incentive for management.
               If the board is independent and if the company has performed well over the previous 3- or 5- year period, the Funds will generally support these plans. However, the Funds will not support plans that permit:
•	Dilution in excess of the company’s peer group, unless overall executive compensation levels (including the value of the options) are at or below the peer group; or

•	Repricing/replacing underwater options
               b. Discounted stock options – options that may be exercised at prices below the stock’s fair market value on the award date. Sometimes called non-qualified options, these options are granted “in-the-money” or immediately exercisable for a profit. The Funds do not support discounted stock options, as they do not give management much incentive to increase share value, while the purpose of granting stock options is to align executives’ interests with those of the shareholders.
               c. Exchange of underwater options – options with an exercise price higher than the market price are considered “underwater” and, needless to say, unattractive. The Funds do not support the exchange of underwater options that result in a financial gain to the participants since other shareholders have no such protection from falling stock prices and since executives would bear no risk if management is willing to bail them out when the stock price falls. The Funds will support the exchange of underwater options that do not result in a financial gain to the participants.
               d. Cap or limit executive and director pay – The Funds will not support capping or limiting executive or director pay. Pay flexibility is necessary to motivate and retain top quality executives and align shareholder and management interests.
               e. Link pay to performance – Proponents contend that by linking pay to performance management’s interests will be aligned with shareholders. Management with compensation packages containing little volatility or risk may have a goal other than maximizing shareholder wealth. As a result, the Funds will support proposals to link pay to performance.
               f. Golden parachute provisions – provide severance payments to top executives who are terminated or demoted after a change in control (takeover). They provide some financial security to executives relieving potential anxiety as they negotiate and impartially evaluate future takeover bids. This provision will allow executives to not oppose a merger that might be in the best interests of the shareholders but may cost them their job. Parachutes may also benefit shareholders as they aid in the attraction and retention of managers.
               However, opponents contend the existence of these provisions can discourage takeover attempts, as significant sums may have to be paid to company executives. Executives are already well paid to manage the company and should not have an extra reward. Additionally, shareholder approval is generally not necessary for enactment of this provision.
               Properly conceived, golden parachutes can free management to act in the best interests of shareholders. Often, however, it is clearly an attempt to raise the cost to a third party of acquiring the company.

APPENDIX A
Other criteria for analyzing the actual approval of parachute plans might include necessity, breadth of participation, payout size, sensitivity of triggers and leveraged buyout restrictions. If the board is independent and the company has performed well over the previous 3- or 5-year period, the Funds will support golden parachute provisions.
               g. Expensing stock options – Proponents argue that expensing stock options would more accurately reflect the company’s earnings and would lead to better comparisons among companies. Furthermore, expensing options would rein in what many consider to be the excessive use of stock options as compensation for executives.
               Opponents argue that expensing stock options will ultimately hurt rank and file employees who currently receive stock options and will do little to curb accounting irregularities. Companies are more likely to cut back on option grants if they are considered an expense, and such cutbacks will probably come from grants to regular employees. In addition, opponents contend there is no reliable, accurate and standard way to calculate the value of stock options and say that options are not a company expense, but rather a cost incurred by shareholders in the form of dilution, which is reflected in the form of lower earnings per share. Finally, they also note that the effect of stock options is already disclosed in the notes to the company’s financial statements.
               The Funds will support management’s recommendations on this issue as management, along with their auditors and board, are in the best position to determine the competitive impact on their firm and determine appropriate accounting policies in compliance with FASB rules.
               h. Executive incentive bonus plans – Section 162(m) of the Internal Revenue Code prohibits companies from deducting more than $1 million in compensation paid to each of the top five executives, unless the compensation is paid under a performance-based, shareholder approved plan. To maintain compliance, these performance-based plans require shareholder approval every five years.
               Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general, and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.
               Generally, the Funds will support these performance-based plans. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.
               i. Supplemental executive retirement plans (SERPs) – Supplemental executive retirement plans (SERPs) provide supplemental retirement benefits for executives in excess of IRS compensation limitations. SERPs are unfunded plans and payable out of the company’s general assets. The ability of a company to offer a SERP could affect the company’s ability to compete for qualified senior executives, and could place the company at a competitive disadvantage to its peers.
               Opponents contend that such benefits are unnecessary given the high levels of executive compensation at most companies.
               Generally, the Funds will support SERPs. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.
               C. RIC Contracts and Policies
               a. Investment Advisory Contracts – All proposals regarding new investment advisory contracts or amendments to existing contracts will be reviewed on a case-by-case basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the Funds’ shareholders.
               b. Distribution Plans – All proposals pertaining to a RIC’s distribution plan will be reviewed on a case-by-case basis, weighing any proposed additional fees to be paid by shareholders against the potential benefits. The analysis will foremost consider the effects of the proposal on the shareholders.

APPENDIX A
               c. Fundamental Objectives / Policies – All proposals regarding the fundamental investment objectives or policies of a RIC will be reviewed on a case-by-case basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the shareholders.
          D. Confidential voting – The Funds believe that confidential voting restricts communication between shareholders and management. Additionally, the system of free and open proxy voting protects shareholder interests and ensures that the fiduciary obligations of investment funds are met. These representatives are then fully accountable to their constituents. Confidential voting is also expensive, as voting must be tabulated by a third party before presentation. The Funds will not support confidential voting. Management cannot address shareholder concerns if they cannot identify the dissenting voters. Undue pressure will not be condoned but our concern is that communication might be diminished during a time when shareholders are considering significant issues. Implementing confidential voting is not an acceptable tradeoff for the potential loss of open dialogue.
          E. Supermajority-voting provisions – Proponents contend that a broad agreement should be reached on issues that may have a significant impact on the company. Supermajority vote requirements usually require a level of voting approval in excess of a simple majority of the outstanding shares. Usually this range is from 66% to 80%, but in some cases even higher.
               Opponents contend that supermajority-voting provisions detract from a simple majority’s power to enforce its will. In many cases, the supermajority requirement will make it impossible to repeal or enact proposals due to the number of votes needed. Matters of corporate policy, a sale of assets or a sale of the entire company should ordinarily only require a majority of shareholders.
               The Funds will support supermajority provisions up to 67%. All situations regarding supermajority-voting provisions larger than 67% will be reviewed on a case-by-case basis.
          F. Anti-takeover proposals – Poison pills, preemptive rights, fair pricing and dual class voting provisions force potential bidders to deal directly with the board of directors. The board’s role is to protect shareholders against unfair and unequal treatment and guard against partial tender offers and other abusive tactics. Fair and equitable offers will not be prevented and will equally benefit all shareholders.
               a. Poison pills (Shareholder rights plans) – protect shareholders from coercive and unfair offers. Therefore, all shareholders should receive a better/fairer offer. If the board is independent, the Funds will support poison pills. If the board is not independent, each situation involving poison pills will be decided on a case-by-case basis.
               b. Preemptive rights – enable shareholders to retain the same percentage of ownership during additional stock offerings. This eliminates the effect of dilution on the shareholder. The Funds will support preemptive rights.
               c. Fair pricing provisions – require that if offers are not approved by the board, the bidder must pay the same “fair” price for all shares purchased. The fair price is usually defined as the highest price paid by the bidder for shares acquired before the start of the tender offer. This provision attempts to prevent “two-tiered” offers in which the bidder offers a premium for sufficient shares to gain control then offers a much lower price to the remaining holders. The Funds will support fair pricing provisions.
               d. Dual class voting provisions – create unequal voting rights among different shareholders. These provisions allow companies to raise capital and expand while letting management maintain control without fear of being acquired. However, these provisions enable management to become entrenched, as it is an anti-takeover mechanism. With management controlling the voting power, no one will pay a premium for shares of a company when there is no way for them to obtain voting control of the company. The Funds will not support dual class voting provisions.
          G. Stock related proposals
               a. Increase authorized common/preferred stock – A request for additional shares of stock was, in the past, considered a routine voting item. Companies usually state it is for a specific use, such as a stock split, acquisition or for “general corporate purposes.” However, an abundance of authorized but unissued shares can

APPENDIX A
become an anti-takeover measure, such as implementing a poison pill or placing a large block of stock with a friendly holder to maintain control.
               If the board is independent, the Funds will support increases in common/preferred stock. The authorization will give companies the ability and flexibility to finance corporate growth. If the board is not independent, the Funds will not support increases in common/preferred stock.
               b. Targeted share placements – the issuance of a specific block of company securities to a friendly shareholder. These placements are often used to defend against an unfriendly takeover or to obtain favorable financing and may be executed using common stock, preferred stock or convertible securities. Targeted share placements are often less expensive to execute than issuing stock, they do not require the high interest rates of traditional debt and a placement can be structured for the benefit of the limited number of parties. Additionally, share placements can be executed fairly quickly and shareholder approval is not required.
               Opponents contend targeted placements give selected shareholders an unfair access to valuable securities while diluting current shareholder’s proportional ownership and voting interests. Additionally, critics contend that not only do targeted share placements serve to entrench management, but also the holder of the share placement may have a senior claim or return from company assets.
               All situations regarding targeted share placements will be reviewed on a case-by-case basis. Since such stock could be used to dilute the ownership rights of current shareholders, shareholders should have the opportunity to analyze the proposal to determine whether it is in their best economic interests.
          H. Mergers, Acquisitions, Restructurings – These transactions involve fundamental changes in the structure and allocation of a company’s assets. Financial considerations are foremost in these transactions but ERISA fiduciaries are not obligated to take an offer if they feel the long-term interests of the Funds, as a shareholder will be best served by the company continuing as is.
          All situations regarding mergers, acquisitions, or restructuring will be reviewed on a case-by-case basis. Due to the complexity and company-specific nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal.
     5. Other Business – The Funds will support management with respect to “Other Business.”
     6. Adjourn Meeting – The Funds will support management with respect to proposals to adjourn the shareholder meeting.
     All other issues will be decided on a case-by-case basis. As with other non-routine proposals, decisions will be based primarily on management and board responsiveness to enhancing shareholder wealth.
     Issues requiring analysis on a case-by-case basis will be voted according to the Consultant’s recommendation when the Funds own less than 1% of the company’s outstanding shares and less than $3 million of the company’s market capitalization.
       International Funds – Procedures
     1. Voting – The International Funds’ Boards of Trustees have delegated proxy voting to the International Subadvisers. Each International Fund has adopted the proxy voting policies and procedures of its respective subadvisers. The Manager maintains copies of the International Subadvisers’ policies and will periodically check the voting record for adherence to the policies. If any discrepancies are noted, the Manager will follow up with the International Subadviser.
     2. Conflicts of Interest – Each International Subadviser receives from the Manager the list of affiliated persons for each International Fund. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, an International Subadviser, the distributor or any of their affiliates and b) Fund shareholders. If an International Subadviser receives a proxy involving one of these entities, it will notify the Manager and forward all proxy materials for consideration by the applicable Fund’s Board of Trustees. The Board of Trustees will decide the Fund’s voting position in consultation with the Manager and the International Subadviser.

APPENDIX A
     If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the International Subadviser will notify the Manager and forward all proxy materials for consideration by the applicable Fund’s Board of Trustees. The Board of Trustees will decide the Fund’s voting position in consultation with the Manager and the International Subadviser.
       All Funds – Other Procedures
     1. Recordkeeping – Records of all votes will be maintained by a) the Consultant for the Domestic Funds and b) the International Subadvisers for the International Funds. Documentation of all votes for the Domestic Funds will be maintained by the Manager and the Consultant. Such documentation will include the recommendations of the Subadvisers along with pertinent supporting comments and letters, the Policy, the proxy voting policies and procedures of the International Subadvisers, any and all company reports provided by proxy advisory consulting services, additional information gathered by the Manager, minutes from any meeting at which the Boards of Trustees considered a voting matter, the conclusion and final vote.
     2. Disclosure – The Manager, in conjunction with the Consultant, will compile the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.
     3. Board Oversight – On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Boards of Trustees will annually consider for approval the Policy and the proxy voting policies and procedures of the International Subadvisers. In addition, the Manager and International Subadvisers will notify the Board of any material changes to the proxy voting policies and procedures.